UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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SWITCH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Switch Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 12, 2020, for Switch, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Switch encourages you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/SWCH. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. Switch has chosen to use these procedures for its 2020 Annual Meeting and needs YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's annual meeting, please make this request on or before June 2, 2020. For a Convenient Way to VIEW Proxy Materials -and- VOTE Online go to: www.proxydocs.com/SWCH Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/SWCH TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com You must use the 12 digit control number located in the shaded gray box below. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES Notice of Annual Meeting Date: Friday, June 12, 2020 Time: 11:00 A.M. (Pacific Time) Place: 1 Superloop Circle, McCarran, Nevada 89434 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote "FOR" all nominees for director listed below: 1. Election of Directors Nominees 01 Rob Roy 03 Kim Sheehy 05 Tom Thomas 02 Zareh Sarrafian 04 Donald D. Snyder 06 Bryan Wolf The Board of Directors recommends that you vote "FOR" the following: 2. To ratify the appointment of PricewaterhouseCoopers LLP as Switch, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2020 The Board of Directors recommends that you vote "FOR" the following: 3. To vote on an advisory (non-binding) proposal to approve the compensation of the named executive officers The Board of Directors recommends that you vote "ONE YEAR" on the following: 4. To vote on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation of the named executive officers